Provisions (Tables)	6 Months Ended
Jun. 30, 2023
Provisions
Schedule of provisions

	Employee	Rehabilitation
US$ thousand	entitlements	costs	Other	Total
1 January 2023	—	—	—	—
Acquired through business combination	12,244	25,438	53	37,735
Accretion	1,328	—	—	1,328
Movements from foreign exchange impact	(244)	(1)	(2)	(247)
Net book value 30 June 2023	13,328	25,437	51	38,816

Current	12,568	272	51	12,891
Non-current	760	25,165	—	25,925
Net book value 30 June 2023	13,328	25,437	51	38,816